ING Life Insurance and Annuity Company and its Variable Annuity Account C

OPPORTUNITY PLUS

Supplement dated February 15, 2012 to the Contract Prospectus and Contract Prospectus Summary, each dated April 29, 2011, as amended

The following information amends certain information contained in your variable annuity Contract Prospectus and
Contract Prospectus Summary. Please read it carefully and keep it with your current Contract Prospectus and
Contract Prospectus Summary for future reference.

IMPORTANT INFORMATION REGARDING AN UPCOMING FUND REORGANIZATION
The following information only affects you if you currently invest in or plan to invest in the subaccounts that correspond to the Invesco V.I. Capital Appreciation Fund.

1.	On November 30, 2011, the Board of Trustees of the AIM Variable Insurance Funds (Invesco Variable Insurance
Funds) approved a proposal to reorganize and merge the following funds. Subject to shareholder approval, effective on or about April 30, 2012, (the “Reorganization Date”) the following Merging Fund will reorganize into and become part of the following Surviving Fund:

Merging Fund	Surviving Fund
Invesco V.I. Capital Appreciation Fund (Series I)	Invesco Van Kampen V.I. Capital Growth Fund* (Series I)

* Effective upon the closing of the Reorganization Date, the Invesco Van Kampen V.I. Capital Growth Fund will be renamed to the Invesco Van Kampen V.I. American Franchise Fund.

•	As a result of the fund reorganization and merger, on the Reorganization Date, the Surviving Fund will automatically be added to your contract.
•	Prior to the Reorganization Date, you may transfer amounts allocated to the subaccount that invests in the
Merging Fund to any other available subaccount or any available fixed interest option. See also the
Transfers section of your Contract Prospectus or the Investment Options section of your Contract
Prospectus Summary for further information about making transfers, including limits on transfers.
•	On the Reorganization Date, your investment in the subaccount that invests in the Merging Fund will automatically become an investment in the subaccount that invests in the corresponding Surviving Fund with an equal total net asset value.
•	You will not incur any fees or charges or any tax liability because of the reorganization.
•	Unless you provide us with alternative allocation instructions, all future allocations directed to the subaccount that invests in the Merging Fund after the Reorganization Date will be automatically allocated to the subaccount that invests in the corresponding Surviving Fund. You may give us alternative allocation instructions at any time by contacting our Customer Service Center at:

For all regular mail, please use:
Opportunity Plus Service Center
ING National Trust
P.O. Box 9810
Providence, RI 02940-8010

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For overnight mail, please use:
Opportunity Plus Service Center
ING National Trust
101 Sabin Street
Pawtucket, RI 02860

1-800-OPP-INFO
1-800-677-4636

2.	The minimum and maximum Total Annual Fund Operating Expenses shown in the Contract Prospectus will not change as a result of the reorganization. Therefore, there will be no change to the hypothetical examples shown in the Contract Prospectus and Contract Prospectus Summary.

* * * * *

IMPORTANT INFORMATION REGARDING THE ING INVESTMENT MANAGEMENT CO.

Effective December 31, 2011, ING Investment Management Co. merged with and into ING Investment
Management Co. LLC. Accordingly, all references in the Contract Prospectus and Contract Prospectus Summary to
ING Investment Management Co. is deleted and replaced with ING Investment Management Co. LLC.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided
by) ING Life Insurance and Annuity Company. Securities are distributed by ING Financial Advisers, LLC (member SIPC), One
Orange Way, Windsor, CT 06095. Securities may also be distributed through other broker-dealers with which ING Financial
Advisers, LLC has selling agreements.

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